SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2007

BASELINE OIL & GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-116890	30-0226902
State of Incorporation	Commission File Number	IRS Employer I.D. Number

11811 N. Freeway (I-45), Suite 200, Houston, Texas 77060

Address of principal executive offices

Registrant’s telephone number: (281) 591-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of Material Definitive Agreement

Repayment of April 2007 Credit Facility

On October 1, 2007, Baseline Oil & Gas Corp. (“we” or the “Company”) fully discharged all of our outstanding obligations under that Credit Agreement dated as of April 12, 2007 among us, Drawbridge Special Opportunities Fund LP, as Administrative Agent and the lenders named therein and party thereto (the “ April 2007 Credit Facility”). The total amount repaid by us in satisfaction of our obligations under the revolving and term loan commitments under the April 2007 Credit Facility was $33,123,166, representing the unpaid principal outstanding of $32,837,124 plus accrued interest in the amount of $286,042.17. We repaid such amounts from the net proceeds from the Offering (see disclosure elsewhere in this Current Report under “Item 3.02 Unregistered Sales of Equity Securities—$165 Million Offering of Debt Securities”).

A copy of the April 2007 Credit Facility, which has been terminated, was attached as Exhibit 99.1 to our Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 18, 2007.

Repayment of Related Party Loan

On October 1, we also discharged in full, all of our obligations to Alan Gaines, a director and a former officer, and Barrie Damson, a former officer and director under those promissory notes, dated as of January 26, 2007, in the aggregate principal amount of $50,000 each (collectively, the “Notes”). The total amount repaid to each of Messrs. Gaines and Damson by us was $52,252, representing the outstanding principal amount under the Notes plus accrued interest in the amount of $2,252. Such amounts were repaid from the net proceeds from the Offering (see disclosure elsewhere in this Current Report under “Item 3.02 Unregistered Sales of Equity Securities—$165 Million Offering of Debt and Equity Securities”).

Copies of the Notes, which have been terminated, were attached as Exhibits 99.1 and 99.2 to our Current Report on Form 8-K filed with the Commission on January 29, 2007.

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 1, 2007 (the “Closing Date”), we completed our purchase of producing natural gas and oil properties located in the Blessing Field, Matagorda County, Texas (the “DSX Acquisition”) pursuant to that certain Asset Purchase and Sale Agreement with DSX Energy Limited, LLP, Kebo Oil & Gas, Inc., and twenty-five other related parties. A copy of the purchase agreement was attached as Exhibit 99.1 to our Current Report on Form 8-K previously filed with the Commission on August 15, 2007.

The properties acquired by us cover 2,374 net acres in the Blessing Field, Matagorda County, Texas, and consist of interests in twelve (12) currently producing wells. The purchase price for the DSX Acquisition was an adjusted cash sum of $96.6 million (the “Purchase Price”). The effective date of the transaction was June 1, 2007. The Purchase Price was financed from the net proceeds of the Offering (see disclosure elsewhere in this Current Report under “Item 3.02—Unregistered Sales of Equity Securities—$165 Million Offering of Debt Securities”).

Item 2.03	Creation of a Direct Financial Obligation

Entry into $20 Million Credit Agreement

On October 1, 2007, we entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Foothills, Inc. (“Wells Fargo”), as arranger and administrative agent. A copy of the Credit Agreement is filed as Exhibit 10.1 hereto. Capitalized terms used in this Item 2.03 and not defined shall have the meanings ascribed them in the Credit Agreement.

Subject to the satisfaction of a Borrowing Base formula (based on the proved producing and non-producing reserves of the Company), numerous conditions precedent and covenants, the Credit Agreement provides for a revolving credit commitment of up to $20 million (the “Revolver Commitment”), with a sub-limit of $10 million for issuance of Letters of Credit. Unless earlier payment is required under the Credit Agreement, Advances under the Revolver Commitment must be paid on or before October 1, 2010.

Under the Credit Agreement, interest on Advances accrues at either Wells Fargo’s Base Rate or the LIBOR Rate, at our option, plus an Applicable Margin of 1.50%

in the case of Base Rate Loans or 3.00% in the case of LIBOR Rate Loans based upon the ratio of outstanding Advances and Letters of Credit Usage under the Credit Agreement to the Borrowing Base or Revolver Commitment, whichever is less. With respect to Letters of Credit issued under the Credit Agreement, fees accrue at a rate equal 3.825% per annum multiplied by the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

As security for our obligations under the Credit Agreement, we granted Wells Fargo a security interest in and a first lien on, all of our existing and after-acquired assets including, without limitation, the oil and gas properties and rights that we acquired in the DSX Acquisition disclosed elsewhere in this Current Report under “Item 2.01 Completion of Acquisition or Disposition of Assets.”

The foregoing disclosure is intended merely as a summary of the material provisions of the Credit Agreement and Security Agreement, which are incorporated by reference. For the complete terms of the Credit Agreement and Security Agreement, reference should be made to Exhibits 10.1 and 10.2, respectively, attached hereto.

Hedging Arrangements

In accordance with a requirement of the Credit Agreement, we anticipate entering into one or more hedge agreements within fifteen Business Days of the Closing Date. The Credit Agreement provides that we put in place, on a rolling twenty-four month basis, hedge agreements, as adjusted from time to time as specified therein, with respect to estimated volumes of not less than 50% and not more than 80% of the estimated aggregate production from (i) Proved Developed Producing Reserves and (ii) such additions to Proved Developed Producing Reserves as we estimate we have made as a result of drilling activity since our most recent reserve report, with respect to each of crude oil and natural gas.

By that Novation Agreement, dated October 1, 2007, among us, Wells Fargo & Company and Macquarie Bank Limited, Wells Fargo & Company assumed the rights, liabilities, duties and obligations of Macquarie Bank Limited under previously existing crude oil hedging arrangements with Macquarie Bank Limited. These arrangements are summarized as follows:

Hedging Positions as of October 1, 2007

	Oil Volume Hedged (Bbls)	Average Hedge Prices
2007 Collar	33,000	$68.20 - $74.20
2008 Collar	123,000	$68.20 - $74.20
2009 Fixed Swap	117,000	$68.20
2010 Fixed Swap (1)	47,500	$68.20
2010 Call Option (2)	49,000	$73.20
2011 Call Option (2)	84,000	$73.20

(1)	Fixed Price Swap through May 2010
(2)	Call Option held by Wells Fargo & Company with respect to 7,000 bbl per month, beginning June 2010

Item 3.02	Unregistered Sales of Securities

$165 Million Offering of Debt Instruments

On October 1, 2007, we sold to Jefferies & Company, Inc. (the “Initial Purchaser”) pursuant to the Purchase Agreement dated September 17, 2007 between us and the Initial Purchaser (the “Purchase Agreement”), the following debt securities (the “Offering”):

•	$115 million aggregate principal amount of our 12 1/2 % Senior Secured Notes due 2012 (the “Senior Secured Notes”) at a purchase price of $106.3 million; and

•	$50 million aggregate principal amount of our 14% Senior Subordinated Convertible Secured Notes due 2013 (the “Convertible Notes”) at a purchase price of $47 million.

We also granted to the Initial Purchaser under the Purchase Agreement a 30-day option from the Closing Date to acquire an additional $7.5 million aggregate principal amount of our Convertible Notes. A copy of the Purchase Agreement was attached as Exhibit 10.1 to our Current Report on Form 8-K previously filed with the Commission on September 20, 2007.

We used the principal portion of the net proceeds from the Offering to pay the Purchase Price paid in the DSX Acquisition, as disclosed above in “Item 2.01 Completion of Acquisition or Disposition of Assets” and to satisfy in full those outstanding obligations owing by us under the April 2007 Credit Facility and the Notes, as disclosed above in “Item 1.02 Termination of Definitive Material Agreement - Repayment of April 2007 Credit Facility” and “Item 1.02 Termination of Definitive Material Agreement - Repayment of Related Party Loan,” respectively.

The Senior Secured Notes and the Convertible Notes were offered and sold by us to the Initial Purchaser pursuant to an exemption from the registration requirements of the Securities Act, provided by Section 4(2) of the Securities Act of 1933, as amended.

Senior Secured Notes

The Senior Secured Notes, bearing interest at the rate of 12½ % per annum, were issued under that certain secured note indenture, dated October 1, 2007, among us and The Bank of New York, as trustee (the “Senior Notes Indenture”). Interest is payable in cash semi-annually on each of April 1 and October 1, commencing on April 1, 2008. The Senior Notes Indenture contains customary representations and warranties on our part as well as typical restrictive covenants whereby we have agreed, among other things, to limitations to incurrence of additional indebtedness, declaration of dividends, issuance of capital stock, sale of assets and corporate reorganizations, as well as impairment of collateral securing our obligations under the Senior Secured Notes. The Senior Secured Notes mature on October 1, 2012.

The Senior Secured Notes will rank senior in right of payment to all existing and future subordinated indebtedness of the Company, including indebtedness of the Company outstanding under the Convertible Notes as provided in the intercreditor agreement discussed below in “- Intercreditor Agreement,” and rank equally in right of payment with all our other existing and future senior indebtedness of the Company.

The Senior Secured Notes are subject to redemption by the Company (i) prior to October 1, 2010 at specified make-whole redemption prices or, in connection with equity offerings at a repurchase price equal to 113.5% of the aggregate principal amount plus accrued interest for up to 35% of the outstanding principal amount of the Senior Secured Notes, and (ii) after October 1, 2010 at a premium which decreases over time. Holders of the Senior Secured Notes may put such notes to us for repurchase, at a repurchase price of 101% of the principal amount plus accrued interest, upon a change in control as defined in the Senior Secured Notes Indenture.

The Senior Secured Notes are secured by a second lien on substantially all of the Company’s assets, including without limitation, all as more particularly described in that senior notes security agreement with The Bank of New York, as collateral agent, executed by us on October 1, 2007 (the “Senior Notes Security Agreement”). Under the terms of the Intercreditor Agreement, such lien will be contractually subordinated to the lien thereon that secures our obligations under the Credit Agreement and certain other permitted indebtedness. The Convertible Subordinated Notes will be guaranteed by any of our future subsidiaries that guarantee such notes. The Senior Secured Notes will not have the benefit of any sinking fund.

Copies of the Senior Notes Indenture, forms of the Senior Notes and the Senior Notes Security Agreement are attached as Exhibits 4.1 through 4.5 hereto, inclusive, and incorporated herein by reference, and the summary of the Senior Notes Indenture, forms of the Senior Notes and the Senior Notes Security Agreement contained in this Form 8-K are qualified in their entirety by reference thereto.

Convertible Notes.

The Convertible Notes, bearing interest at an annual rate of 14% per annum, were issued under that certain convertible notes indenture, dated October 1, 2007, among us and The Bank of New York, as trustee (the “Convertible Note Indenture”). Interest is payable semi-annually on each of April 1 and October 1, commencing on April 1, 2008, in cash or by delivery of PIK Notes. The Convertible Notes Indenture contains customary representations and warranties on our part as well as typical restrictive covenants whereby we have agreed, among other things, to limitations to incurrence of additional indebtedness, declaration of dividends, issuance of capital stock, sale of assets and corporate reorganizations, as well as impairment of collateral securing our obligations under the Convertible Notes. The Convertible Notes mature on October 1, 2013.

The Convertible Notes will rank junior in right of payment to all existing and future senior indebtedness of the Company, including indebtedness of the Company outstanding under the Credit Agreement and the Senior Secured Notes as provided in the intercreditor agreement discussed below in “- Intercreditor Agreement,” and rank equally in right of payment with any future senior subordinated indebtedness of the Company and rank senior in right of payment to any future subordinated indebtedness of the Company.

The Convertible Notes are initially convertible into 69.5 million shares of our common stock, par value $.001 per share (the “Common Stock”), based on an initial conversion price of $0.72 per share and reflecting an approximate 15% conversion premium to the $0.63 per share closing price of our Common Stock on the OTC Bulletin Board on September 17, 2007. There is a one-time test for adjustment of the conversion price, effective as of January 1, 2009, based upon a specified average trading price of our Common Stock for the 30 trading days up to and including December 31, 2008. If we meet or exceed this target, there will be no adjustment. In addition, the conversion price of the Convertible Notes will be subject to adjustment pursuant to customary anti-dilution provisions and may also be adjusted upon the occurrence of a fundamental change. Holders converting Convertible Notes prior to October 1, 2010 will be entitled to receive a certain make whole premium.

The Convertible Notes are redeemable up to 25% by us on a quarterly basis beginning October 1, 2009 in the event the closing price of our Common Stock equals a 150% or more of the conversion price then in effect over a specified number of trading days. The Convertible Notes are redeemable at the option of the holder upon a change of control for a repurchase price equal to 101% of the aggregate principal amount plus accrued interest.

The Convertible Notes are secured by a third lien on substantially all of the Company’s assets, including without limitation, all as more particularly described in that convertible notes security agreement with The Bank of New York, as collateral agent, executed by us on October 1, 2007 (the “Senior Notes Security Agreement”). Under the terms of the Intercreditor Agreement, such lien will be contractually subordinated to the lien thereon that secures our obligations under the Credit Agreement and the Senior Secured Notes. The Convertible Notes will be guaranteed by any of our future subsidiaries that guarantee such notes. The Convertible Notes will not have the benefit of any sinking fund.

Copies of the Convertible Notes Indenture, forms of the Convertible Notes and the Convertible Notes Security Agreement are attached as Exhibits 4.6 through 4.10 hereto, inclusive, and incorporated herein by reference, and the summary of the Convertible Notes Indenture, forms of the Convertible Notes and the Convertible Notes Security Agreement contained in this Form 8-K are qualified in their entirety by reference thereto.

Intercreditor Agreement

The collateral securing the Senior Secured Notes and the Convertible Notes is subject to, and made subordinate to, the lien granted to Wells Fargo under the Credit Agreement (as disclosed elsewhere in this Current Report under “Item 2.03 Creation of a Direct Financial Obligation”), as evidenced by that certain Intercreditor Agreement of even date therewith between the Initial Purchaser, The Bank of New York Trust Company, NA, Wells Fargo Foothills, Inc. and us (the “Intercreditor Agreement”).

A copy of the Intercreditor Agreement is attached as Exhibit 10.3 hereto and incorporated herein by reference, and the summary of the Intercreditor Agreement contained in this Form 8-K is qualified in its entirety by reference thereto.

Registration Rights.

On the Closing Date, we also entered into registration rights agreements with respect to each of the Senior Secured Notes and the Convertible Notes (collectively, the “Registration Rights Agreements”), which agreements generally provide that we use our reasonable best efforts to cause not later than 180 days after the Closing Date to (i) have filed and declared effective a registration statement under the Securities Act for an exchange offer of the Senior Secured Notes and (ii) have filed and declared effective a registration statement under the Securities Act covering the Convertible Notes and the shares of our common stock issuable upon conversion of the Convertible Notes. Failure by us to timely file and/or have declared effective such registration statement will result in the imposition of certain penalties, in either cash or additional shares of our common stock.

Copies of the Registration Rights Agreements are filed as Exhibits 4.11 and 4.12 hereto and incorporated herein by reference, and the summary of the Registration Rights Agreements contained in this Form 8-K are qualified in their entirety, as applicable, by reference thereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired.

Not later than 71 days from the date of this Current Report we will file with the Commission an amendment setting forth the requisite historical financial statements relating to the Oil and Gas Properties purchased from DSX Energy Limited, L.L.P. as part of the DSX Acquisition discussed elsewhere herein under “Item 2.01—Completion of Acquisition or Disposition of Assets.”

(b)	Pro Forma Financial Information and Exhibits.

Not later than 71 days from the date of this Current Report we will file with the Commission an amendment setting forth pro forma combined financial data for our Company, giving prior effect to the DSX Acquisition (discussed above under “Item 2.01—Completion of Acquisition or Disposition of Assets”) as required pursuant to Article 11 of Regulation S-X.

(b) Exhibits

Exhibit No.	Name of Document

4.1	Senior Notes Indenture, dated as of October 1, 2007, by and among the Company and The Bank of New York, as trustee and collateral agent

4.2	Form of Rule 144A Global 12½% Senior Secured Note due 2012

4.3	Form of Regulation S Global 12½% Senior Secured Note due 2012

4.4	Form of IAI Global 12½% Senior Secured Note due 2012

4.5	Senior Notes Security Agreement, dated October 1, 2007, among The Bank of New York Trust Company, NA, as collateral agent, and the Company

4.6	Convertible Notes Indenture, dated as of October 1, 2007, by and among the Company and The Bank of New York, as trustee and collateral agent

4.7	Form of Rule 144A Global 14% Senior Subordinated Convertible Secured Note due 2013

4.8	Form of Regulation S Global 14% Senior Subordinated Convertible Secured Note due 2013

4.9	Form of IAI Global 14% Senior Subordinated Convertible Secured Note due 2013

4.10	Convertible Notes Security Agreement, dated October 1, 2007, among The Bank of New York Trust Company, NA, as collateral agent, and the Company

4.11	Senior Notes Registration Rights Agreement, dated October 1, 2007, between the Company and Jefferies & Company, Inc.

4.12	Convertible Notes Registration Rights Agreement, dated October 1, 2007, between the Company and Jefferies & Company, Inc.

10.1	Credit Agreement, dated October 1, 2007, among the Company, Wells Fargo Foothills, Inc., as arranger and administrative agent, and lenders named therein

10.2	Security Agreement, dated October 1, 2007, among Wells Fargo Foothills, Inc. and the Company

10.3	Intercreditor Agreement, dated October 1, 2007, among Wells Fargo Foothills, Inc., The Bank of New York and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2007	Baseline Oil & Gas Corp.

	By:	/s/ Thomas Kaetzer
	Name:	Thomas Kaetzer
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Name of Document

4.1	Senior Notes Indenture, dated as of October 1, 2007, by and among the Company and The Bank of New York, as trustee and collateral agent

4.2	Form of Rule 144A Global 12½% Senior Secured Note due 2012

4.3	Form of Regulation S Global 12½% Senior Secured Note due 2012

4.4	Form of IAI Global 12½% Senior Secured Note due 2012

4.5	Senior Notes Security Agreement, dated October 1, 2007, among The Bank of New York Trust Company, NA, as collateral agent, and the Company

4.6	Convertible Notes Indenture, dated as of October 1, 2007, by and among the Company and The Bank of New York, as trustee and collateral agent

4.7	Form of Rule 144A Global 14% Senior Subordinated Convertible Secured Note due 2013

4.8	Form of Regulation S Global 14% Senior Subordinated Convertible Secured Note due 2013

4.9	Form of IAI Global 14% Senior Subordinated Convertible Secured Note due 2013

4.10	Convertible Notes Security Agreement, dated October 1, 2007, among The Bank of New York Trust Company, NA, as collateral agent, and the Company

4.11	Senior Notes Registration Rights Agreement, dated October 1, 2007, between the Company and Jefferies & Company, Inc.

4.12	Convertible Notes Registration Rights Agreement, dated October 1, 2007, between the Company and Jefferies & Company, Inc.

10.1	Credit Agreement, dated October 1, 2007, among the Company, Wells Fargo Foothills, Inc., as arranger and administrative agent, and certain lenders named therein

10.2	Security Agreement, dated October 1, 2007, among Wells Fargo Foothills, Inc. and the Company

10.3	Intercreditor Agreement, dated October 1, 2007, among Wells Fargo Foothills, Inc., The Bank of New York and the Company